UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 20, 2013, The Hanover Insurance Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representative of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”) pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $175 million aggregate principal amount of the Company’s 6.35% Subordinated Debentures due 2053 (the “Debentures”). The Debentures were issued pursuant to an indenture dated as of March 20, 2013 between the Company and U.S. Bank National Association (the “Trustee”), as supplemented by a supplemental indenture dated as of March 27, 2013 between the Company and the Trustee (the “First Supplemental Indenture”, and collectively the “Indenture”).

On March 27, 2013, the Company completed the issuance and sale of the Debentures. The Debentures, which are unsecured subordinated obligations of the Company, will mature in 2053 and will bear interest at the rate of 6.35% per year, with interest payable on March 30, June 30, September 30 and December 30 of each year, beginning on June 30, 2013. The Company may redeem the Debentures in whole or in part at any time after March 30, 2018, at a redemption price that is equal to their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption. The Company may redeem the Debentures in whole, but not in part, at any time prior to March 30, 2018, within 90 days of the occurrence of certain tax and rating agency events and at certain specified redemption prices.

The Debentures were registered on Form S-3 under the Securities Act of 1933 (Registration Statement File No. 333-187373) (the “Registration Statement”). In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement, the First Supplemental Indenture and the opinion of Ropes & Gray LLP relating to the validity of the Debentures as exhibits to this filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated as of March 20, 2013 by and among The Hanover Insurance Group, Inc. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the several underwriters named in Schedule I thereto.

4.1	First Supplemental Indenture dated as of March 27, 2013, between U.S. Bank National Association, as trustee, supplementing the Indenture dated as of March 20, 2013.

4.2	Form of Security Certificate representing the Debentures (included in Exhibit 4.1).

5.1	Opinion of Ropes & Gray LLP as to the validity of the Debentures.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

99.1	Press Release of The Hanover Insurance Group, Inc. dated March 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date: March 27, 2013	By:	/s/ David B. Greenfield
		Name:	David B. Greenfield
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement dated as of March 20, 2013 by and among The Hanover Insurance Group, Inc. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the several underwriters named in Schedule I thereto.

4.1	First Supplemental Indenture dated as of March 27, 2013, between U.S. Bank National Association, as trustee, supplementing the Indenture dated as of March 20, 2013.

4.2	Form of Security Certificate representing the Debentures (included in Exhibit 4.1).

5.1	Opinion of Ropes & Gray LLP as to the validity of the Debentures.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

99.1	Press Release of The Hanover Insurance Group, Inc. dated March 20, 2013.